© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Transforming financial services for the better. © 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. First Quarter 2023 Review May 2023 Exhibit 99.2

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 2 Disclaimer Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2022, unless otherwise indicated. Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, projected long-term operating model, our future financial and operational performance, prospects, market size and growth opportunities, future economic conditions, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans, and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These forward-looking statements reflect our predictions, expectations, or forecasts. Actual results may differ materially from those described in the forward- looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to economic and market conditions, including interest rate fluctuations; our ability to retain and attract customers; our ability to expand and evolve our offerings, features, and functionalities or respond to rapid technological changes; our ability to identify and integrate strategic initiatives, including anticipated benefits of an acquisition; our restructuring plan, including expected associated timing, benefits, and costs; our stock repurchase program, including the execution and amount of repurchases; our ability to compete in a highly- fragmented and competitive landscape; market demand for our products and solutions; our ability to effectively implement, integrate, and service our customers, including with respect to our migration to the public cloud; our ability to retain and attract product partners; our future financial performance, including, but not limited to, trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; and our high levels of indebtedness; as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. This presentation includes trademarks, which are protected under applicable intellectual property laws and are the property of MeridianLink, Inc. or its subsidiaries. This presentation also contains trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink. Solely for convenience, trademarks and trade names may appear without the ® or ™ symbols, but such references are not intended to indicate that, with respect to our intellectual property, we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names.

MeridianLink at a Glance

A leading provider of cloud-based software solutions for financial institutions

- ✓ Provider of SaaS-based lending, credit data and account opening solutions to financial institutions
- ✓ #54 on the IDC Global FinTech 100[(1)]
- ✓ Headquartered in Costa Mesa, CA
- ✓ Founded in 1998
- ✓ Accelerating platform adoption and capabilities through recently completed acquisitions

Growth and Scale

$292.4M	$217.1M	$75.3M
Total Revenue	Lending Solutions Revenue	Data Verification Solutions Revenue
7% Growth	19% Growth	(16)% Growth

Predictable, Recurring & Attractive Margin Profile

86%	70%	35%
Subscription Fee Revenue	Adj. Gross Margin[(2)]	Adj. EBITDA Margin[(2)]

Note: Financial data as of the LTM period ending March, 31 2023.
(1) Source: 2022 IDC FinTech Rankings Top 100, as of September 2022
(2) Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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3

Our Story

Successfully expanded solutions offerings and client base, achieving a strong track record of growth throughout our operating history

1998 – 2005 Early Years

- Founded in 1998
- Released **Mortgage Credit Link™**
- Launched **MeridianLink Consumer and MeridianLink Mortgage**

2006 – 2008 Growth During Recession

- Continued volume growth through increased deposits and new product
- Launched **MeridianLink Opening**

2009 – 2018 Organic Growth

- Addition of new clients and increasing volumes
- Established foundation for Partner Marketplace

2018-2021 Accelerated Growth

- Thoma Bravo acquisition and CRIF US merger
- Strong revenue and Adj. EBITDA growth during COVID-19
- Launched **MeridianLink Portal**, **MeridianLink Insight** and **MeridianLink Collect**
- Drove platform adoption and capabilities through TCI, TazWorks, and Saylent acquisitions
- Initial Public Offering on July 28, 2021
- Roll out of **MeridianLink One** to integrate all lending products and simplify cross-sell

2022+ Phase III of Growth

- Strengthen competitive positioning by enhancing product capabilities, organically and inorganically
- Align executive leadership team to execute on growth initiatives
- Complete full cloud migration to drive enhanced capacity, flexibility and security
- Expand Go To Market to drive cross-sell and new logo growth
- Accelerate time to revenue

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 5 • Engage more deeply with customers through an effective Go-to-Market platform strategy • Expand the innovative capabilities of our platform, creating a best-of-breed solution that wins in the market • Empower customer growth with frictionless software solutions and access to hundreds of partners • Strengthen competitive positioning by acquiring differentiating capabilities and increasing market share • Structure organization to serve more customers with greater efficiency and accelerate ACV released 2023 and Beyond Enhancing product innovation Scaling initiatives Fueling Go-to- Market 1 2 4 3 5 Accelerating time-to-revenue Phase III of growth acceleration

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 6 Experienced Executive Leadership Team with a Proven Ability to Execute Sean Blitchok Chief Financial Officer 25+ 25+ years of experience years of experience Nicolaas Vlok Chief Executive Officer

Digital Lending Acceleration Has Been Dramatic

Consumer lending is at the forefront of a 10+ year digitalization opportunity

COVID-19 fast-tracked the consumer adoption to digital

- Growth in Digital Transactions
- Accelerated Growth vs. pre-COVID
- Substantial Expected Future YoY Increases



100%
Digital Adoption Curve
ILLUSTRATIVE
Mortgage Lending
Consumer Lending
Continued digital growth expected as laggards follow the market trends
0%
Innovators
Early Adopters
Early Majority
Late Majority
Laggards

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 8 Large TAM with Significant Runway LEVEL 01 LEVEL 02 LEVEL 03 LEVEL 04 LEVEL 05 ~$10B Total Addressable Market MeridianLink serves nearly the entire consumer lending wallet with significant opportunity to expand across the entire addressable market Loan Origination(1) Portfolio & Lending Performance Account Opening & Point-of-Sale Collections Data Access: Consumer Data & CRA Enablement Source: Cornerstone Advisors. (1) Loan origination market size is inclusive of consumer, mortgage, and commercial loan origination.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 9 MeridianLink’s End-to-End Origination Solutions Sit at the Center of the FI Ecosystem Account Opening Software Collections Software Data Verification Marketing Automation Analytics & Business Intelligence FIsBorrowers Personal Loan Credit Card Checking / Savings Mortgage Home Equity Small Business Auto Loan Mortgage & Consumer Loan Origination Software (“LOS”) Certificates of Deposits Partner Marketplace Point-of- Sale System

Purpose-Built, Consumer Lending Software Suite

Serving both Financial Institutions and CRA customers

Lending Solutions

Product	Description
Consumer LOS meridianlink consumer	Consumer loan origination system and digital lending platform ensuring a frictionless consumer UI
Mortgage LOS meridianlink mortgage	SaaS-based mortgage loan origination software designed to optimize the end-to-end process
White-Label Portal meridianlink portal	White-label application portal maximizing digital lending profit and efficiency
Account Opening meridianlink opening	Account opening and deposit software platform for all channels and financial product types
Collections Software meridianlink collect	Robust, powerful, easy-to-use collection platform that maximizes efficiency and minimizes cost
Business Intelligence meridianlink consulting	360-degree approach: from optimizing day-to-day operations to portfolio projections
Data Intelligence meridianlink insight	Data intelligence solution delivering intuitive dashboards, reports and powerful exploratory sandbox
Marketing Automation meridianlink engage	Personalized end-to-end consumer lending, account, and card marketing automation solution

Data Verification Solutions

Product	Description
Credit Verification meridianlink creditAPI	Single API to access credit and verification data from dozens of resellers and servicers
Credit Engine mortgage credit link	Plug-and-play, web-based order fulfillment hub for product ordering
TazWorks A MeridianLink Company	End-to-end technology solution for the background screening industry

Partner Marketplace	meridianlink marketplace	Supports API and SSO integrations from MeridianLink's extensive partner marketplace

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 11 The Next-Generation Unified Platform MeridianLink One unifies the financial institution experience with a powerful, integrated mid-market lending solution to originate consumer and mortgage loans Financial Institutions Borrowers Universal Platform Intelligent Cross-Sell Collections Universal Portal Data & Analytics

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 12 MeridianLink’s Democratization of Credit Our platform helps financial institutions bring equity to lending, placing power in the consumer’s hands Easy-to-Use, Digital Platform Includes mortgage, credit card, personal, auto, home equity, and small business loans Real-Time Decisioning Single origination point across channels— mobile, online, branch, call center, indirect, retail, and kiosk Opportunity Across Nearly All Categories of Consumer Lending Comprehensive Debt Wallet Optimization Extends from initial account opening and deposit taking to new loans and collections Informs the customer how to improve their access to credit today and in the future Enables quick credit approval and instant credit usage, so staff have more time to serve clients’ needs Improves Access To Credit

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 13 Multi-Vector Growth Strategy Expand Product Offerings Enhance Partner Marketplace Monetization Add New Logos Capitalize on Organic Volume Growth Robust Pipeline of M&A Opportunities Multiple actionable initiatives to accelerate growth Pursue Unrealized Upsell & Cross-Sell Key Customer Themes Underpinning Growth Paper-to-Digital Transition in Target Market Competition Among Financial Institutions

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 14 Targeting New Logos and Expanding the Sweet Spot for Sales Big Game Hunters Multi-Pronged Direct Sales Focused on Market Segments Up-MarketDown-Market Sweet Spot <$100M AUM $1B - $10B AUM 3,800+ FIs $10B+ AUM 165+ FIs1,200+ FIs $100M - $1B AUM 4,300+ FIs Inside Sales Focused sales strategies to strategically grow FI base up and down market

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 15 Monetizable, Stable Customer Base Diverse customer base with massive embedded whitespace opportunity (1) As of December 31, 2022. Credit Unions Specialty Lending Providers Mortgage Lenders Consumer Reporting Agencies Community Banks Regional or Larger Banks Selected Customers Sub-Verticals Served by over 2,000 customers(1)

Key MeridianLink Value Drivers – Case Studies

Comprehensive platform of SaaS solutions allows us to continually innovate to address customer pain points and further their business objectives

1 REVENUE INCREASES

Drive topline growth and satisfaction:

- Enables a higher volume of consumer loans while providing process efficiencies
- Enhances member experience, driving satisfaction through accurate pricing and the ability to run different scenarios
- Accelerates ability to expand and grow

Pathways Federal Credit Union
~$500M AUM

- Doubled loan volume
- Enabled the Company to underwrite 20% more loans

2 EFFICIENCY IMPROVEMENT

Maximize value-add work:

- Automated reports remove manual work, making it easy to analyze processing times, application workflows and productivity
- Seamless third-party integrations results in a quick and smooth credit reporting process
- Faster loan processing and closing

Kohler Credit Union
~$500M in AUM

- Shortened the time it took from a new account to funded loan from 1 day to as fast as 22 minutes
- Staff that were not familiar with the lending process could complete ~95% of the application without asking a single question

3 COST SAVINGS

Simplify IT landscape:

- Throughput increase leads to time savings and manpower reductions
- Enables clients to replace disparate third-party solutions with a robust in-house solution

CME Federal Credit Union
~$305M AUM

- Saved time using reporting and dashboard flexible functionality because it removed manual work employees were previously doing

4 RISK REDUCTION

Reduce operational, regulatory and credit risk:

- Reduce operational risk (human error) from workflow and automation
- Mitigate regulatory risk; capture and report required data
- Enable red-flag notifications and hard stops to prevent potential threats during the loan process

Premium Credit Bureau
~40,000 Credit Reports per Year

- Enabled to track and implement compliance changes and industry standards

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Competitive Landscape

Fragmented competitive landscape with numerous legacy solutions meridianlink

The MeridianLink Solution

- Core competency and focus
  - Leading consumer lending software
  - Robust Partner Marketplace
  - Track record of innovation
  - Modern, scalable, web-based SaaS software
- Comprehensive and Integrated
  - Powerful loan decision engine
  - Full digital lending solution
  - Integrated capabilities for CRAs to meet complex data delivery requirements



Consumer Loan Origination
FIS
Fiserv
Jack Henry & Associates
nCino
Q2
Temenos
CU Direct
Sync1 Systems
meridianlink
Mortgage Loan Origination
Calyx
Ellie Mae
Byte Software
Mortgage Cadence
Black Knight
Data Verification
CoreLogic
CBC Innovis
Checkr
HireRight
Core Providers
Point Solutions
Homegrown Solutions

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Compelling Financial Story

Robust financial profile delivering growth at scale

Demonstrable Scale

$292.4M	$217.1M	$75.3M
Total Revenue	Lending Solutions Revenue	Data Verification Solutions Revenue

Attractive Growth

7%	19%	(16)%
Total Revenue Growth	Lending Solutions Revenue Growth	Data Verification Solutions Revenue Growth

Strong Margin Profile

86%	70%	35%
Subscription Fee Revenue	Adj. Gross Margin[(1)]	Adj. EBITDA Margin[(1)]

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Note: Financial data as of the LTM period ending March, 31 2023.
(1) Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix.

18

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 19 Revenue & Pricing Model Overview Continuous monetization opportunities Note: Financial data for the LTM period ending March, 31 2023. RECURRING & TRANSACTIONAL Fees per application or per closed loan (depending on module) with minimums based on application volume • Typically are multi-year contracts with an initial term of three years (non-cancellable without penalty) • For non-mortgage consumer loans, (including personal loans, auto loans, and credit cards), customers pay per- application, regardless of whether the application is accepted or denied ONE-TIME & RECURRING Deployment fees (setup / annual) and revenue share per partner ONE-TIME & RECURRING Setup and implementation fees; managed services; training SUBSCRIPTION FEES PROFESSIONAL SERVICES Other 86% 10% 4%

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 20 Lending Revenues Have Shown Continued Growth at Scale Lending Solutions Revenue Data Verification Solutions Revenue LTM Q1’23A Total Revenue: $292M % YoY Lending Revenue Growth¹Revenue from Mortgage Loan Market % of Total Revenue % of Lending Software Solutions % of Data Verification Software Solutions 2022 LTM Q1’23A 8% 64% 11% 61% Mortgage Contribution to Revenue ($ millions) (1) YoY Growth is calculated as either the LTM quarter or fiscal year financial performance divided by financial performance of the same LTM quarter a year earlier or previous fiscal year minus one.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 21 Recurring Revenue Growth at Scale Total Revenue Quarterly Revenue Breakdown ($ millions) ($ millions) % Subscription Professional Services OtherSubscription Fees Lending Software Solutions Revenue Data Verification Software Solutions Revenue Historical Financials (1) YoY Growth is calculated as current quarter financial performance divided by financial performance of the same quarter a year earlier minus one.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 22 Mortgage Loan Market Contribution to Revenue Lending Software Solutions Data Verification Software Solutions Revenue from Mortgage Loan Market ($ millions) ($ millions)

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 23 Strong Margin Profile Adj. Gross Profit Adj. EBITDA ($ millions) ($ millions) Adj. Gross Profit Adj. Gross Profit Margin Adj. EBITDA Adj. EBITDA Margin Note: Adj. EBITDA, Adj. EBITDA margin, Adj. Gross Profit, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 24 Capitalizing on Operating Leverage and Investing in Growth Adj. General & Administrative Adj. Research & Development Adj. Sales & Marketing ($ millions) ($ millions) ($ millions) S&M % of Revenue R&D % of Revenue G&A % of Revenue Note: Adj. Sales & Marketing, Adj. Research & Development, and Adj. General & Administrative expenses are non-GAAP measures. For a definition and reconciliation of non-GAAP operating expenses, please refer to the Appendix.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 25 Q1 2023 Performance ($ in thousands) Q1 2022A Q1 2023A Delta Consolidated Statements of Operations Data Revenue $72,754 $77,135 $4,381 Gross profit 48,216 49,180 964 % Gross margin 66.3% 63.8% (2.5)% Net income (loss) 7,479 (5,666) (13,145) % Net income (loss) margin 10.3% (7.3)% (17.6)% Non-GAAP Financial Data Adj. EBITDA(1) 33,965 24,937 (9,028) % Adj. EBITDA margin(1) 46.7% 32.3% (14.4)% (1) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix. Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage. Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 26 Guidance Update Guidance Update Three Months Ended June 30, 2023 Year Ended December 31, 2023 ($ in thousands) Q2 2022A Low (Estimated) High (Estimated) 2022A Low (Estimated) High (Estimated) Revenue $72,987 $76,000 $79,000 $288,046 $307,000 $313,000 % Growth 7% 4% 8% 8% 7% 9% Adj. EBITDA(1) 28,184 27,000 30,000 111,199 109,000 115,000 % Growth (16)% (4)% 6% (10)% (2)% 3% % Margin(1) 39% 36% 38% 39% 36% 37% Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix. Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage.

Unique Investment Opportunity: Summary Investment Highlights

1. **A leading SaaS solutions provider** supported by strong **secular tailwinds** and high-growth **~$10B TAM**
2. Comprehensive suite of **mission-critical solutions** that address financial institutions' pain points and **accelerate digitalization objectives**
3. Deep relationships with best-in-class financial institutions and **measurable ROI to clients**
4. **Attractive financial profile**, combining robust Adj. EBITDA margins with strong revenue growth
5. **Significant growth opportunities** driven by end-market expansion and substantial monetization opportunities through cross-sell and Partner Marketplace
6. Led by an **experienced management team** supported by a strong company culture and valued employees

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Appendix © 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 29 Disclaimer To supplement the financial measures presented in accordance with United States generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs, and sponsor and third-party acquisition-related costs. • Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs sponsor and third-party acquisition-related costs, and the effect of income taxes on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%. The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations. • Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, restructuring related costs, sponsor and third-party acquisition related costs, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. As of March 31, 2023, the remaining deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was less than $0.1 million, which will be recognized on a straight line basis through December 31, 2023. • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology. • Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization, as applicable. • Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software). Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are included in the Appendix of this presentation. No reconciliation is provided with respect to certain forward-looking non- GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Financial Reconciliations

Non-GAAP Adjusted EBITDA

($ in thousands)	2021A	2022A	Q1'23A
Reconciliation of Net Loss to Adjusted EBITDA(1)			
Net (loss) income	($9,996)	$1,294	($5,666)
(+) Interest expense, net	32,615	24,227	9,031
(+/-) Tax expense	5,141	4,130	(1,199)
(+) Depreciation & amortization	50,453	53,982	14,531
(+) Share-based compensation expense	30,736	22,761	5,190
(+) Employer payroll taxes on employee stock transactions	95	350	126
(+) Expenses associated with IPO	424	–	–
(+) Restructuring related costs	–	–	2904
(+) Sponsor and third-party acquisition related costs	2,348	4,228	–
(+) Loss on debt prepayment	9,944	–	–
(+) Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	733	227	20
(+) Impairment of trademarks	–	–	–
(+) Lease termination charges	879	–	–
Adjusted EBITDA(1)	**$123,372**	**$111,199**	**$24,937**
Net (loss) income margin	*(4)%*	*0%*	*(7)%*
Adjusted EBITDA margin(2)	*46%*	*39%*	*32%*

(1) We define Adj. EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, impairment of trademarks, lease termination charges, and deferred revenue reductions from purchase accounting.

(2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Financial Reconciliations (Cont'd)

Adjusted Gross Profit

($ in thousands)	2021A	2022A	Q1'23A
Revenues, net	$267,676	$288,046	$77,135
Cost of revenue	89,622	106,331	27,955
(-) Share-based compensation expense	6,478	4,630	853
(-) Employer payroll taxes on employee stock transactions	3	127	22
(-) Amortization of developed technology	12,519	15,553	4,454
Non-GAAP cost of revenue	70,622	86,021	22,626
Adjusted gross profit	**$197,054**	**$202,025**	**$54,509**
GAAP gross margin	*67%*	*63%*	*64%*
Adjusted gross margin	*74%*	*70%*	*71%*

Non-GAAP Net Income

($ in thousands)	2021A	2022A	Q1'23A
Net (loss) income	($9,996)	$1,294	($5,666)
(+) Share-based compensation expense	30,736	22,761	5,190
(+) Employer payroll taxes on employee stock transactions	95	350	126
(+) Restructuring related costs	–	–	2,904
(+) Sponsor and third-party acquisition related costs	2,348	4,228	–
(+) Income tax effect on non-GAAP items	(7,963)	(6,561)	(1,973)
Non-GAAP net (loss) income	**$15,220**	**$22,072**	**$581**
Non-GAAP basic net (loss) income per share	$0.24	$0.27	$0.01
Non-GAAP diluted net (loss) income per share	0.23	0.27	0.01
Weighted average shares used to compute Non-GAAP basic net income per share	63,813,770	80,454,356	80,659,978
Weighted average shares used to compute Non-GAAP diluted net income per share	67,130,479	82,403,679	82,538,596
GAAP net income margin	*(4)%*	*0%*	*(7)%*
Non-GAAP net income margin	*6%*	*8%*	*1%*

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Financial Reconciliations (Cont'd)

Non-GAAP General and Administrative Expense

($ in thousands)	2021A	2022A	Q1'23A
General and administrative	$85,160	$82,649	$22,555
(-) Share-based compensation expense	14,558	9,499	2,264
(-) Employer payroll taxes on employee stock transactions	73	81	51
(-) Depreciation expense	2,303	2,319	495
(-) Amortization of intangibles	35,631	36,110	9,582
Non-GAAP general and administrative	**$32,595**	**$34,640**	**$10,163**
GAAP general and administrative as a % of revenue	*32%*	*29%*	*29%*
Non-GAAP general and administrative as a % of revenue	*11%*	*12%*	*13%*

Non-GAAP Research and Development Expense

($ in thousands)	2021A	2022A	Q1'23A
Research and development	$36,336	$42,592	$13,812
(-) Share-based compensation expense	7,453	6,472	1,783
(-) Employer payroll taxes on employee stock transactions	8	102	27
Non-GAAP research and development	**$28,875**	**$36,018**	**$12,002**
GAAP research and development as a % of revenue	*14%*	*15%*	*18%*
Non-GAAP research and development as a % of revenue	*11%*	*13%*	*16%*

Non-GAAP Sales and Marketing Expense

($ in thousands)	2021A	2022A	Q1'23A
Sales and marketing	$18,122	$23,658	$8,213
(-) Share-based compensation expense	2,247	2,160	290
(-) Employer payroll taxes on employee stock transactions	11	40	26
Non-GAAP sales and marketing	**$15,864**	**$21,458**	**$7,897**
GAAP sales and marketing as a % of revenue	*7%*	*8%*	*11%*
Non-GAAP sales and marketing as a % of revenue	*6%*	*7%*	*10%*

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
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© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 33 Balance Sheet Highlights ($ in thousands) 2021A 2022A Q1’23A Total current assets $147,956 $128,132 $155,270 Property and equipment, net 5,989 4,245 3,891 Intangible assets, net 298,597 297,475 285,412 Goodwill 564,799 608,657 608,902 Other assets 8,552 20,648 21,802 Total assets $1,025,893 $1,059,157 $1,075,277 Total current liabilities $43,848 $54,199 $75,684 Long-term debt, net of debt issuance costs 425,371 423,404 422,526 Other liabilities 396 2,463 2,157 Total liabilities $469,615 $480,066 $500,367 Total stockholders’ equity 556,278 579,091 574,910 Total liabilities and stockholders’ equity $1,025,893 $1,059,157 $1,075,277

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 34 ($ in thousands) 2021A 2022A Q1’23A Total principal payments due $435,000 $431,738 $430,650 (-) Debt issuance costs 7,490 4,829 4,618 (-) Cash and cash equivalents 113,645 55,780 77,796 Net Leverage $313,865 $371,129 $348,236 LTM Adjusted EBITDA 123,372 111,199 101,446 Leverage multiple 2.5x 3.3x 3.4x Net Leverage

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 35 Financial Supplement Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Lending software solutions $184.8 $181.8 $167.1 $161.1 $153.3 $151.8 $150.7 $149.0 $133.8 Data verification software solutions $73.4 $77.1 $81.8 $85.1 $87.1 $88.4 $90.7 $91.9 $89.9 Total $258.2 $258.9 $248.9 $246.2 $240.4 $240.1 $241.5 $240.9 $223.7 Annual Recurring Revenue (ARR)¹ Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Lending software solutions 111.2% 110.6% 106.0% 103.9% 101.4% 112.5% 117.0% 118.0% 115.8% Data verification software solutions 83.7% 80.5% 85.4% 88.2% 92.3% 104.7% 122.5% 148.2% 186.2% Total 100.9% 100.2% 98.8% 98.3% 98.1% 109.5% 118.8% 127.7% 134.6% ARR Net Retention Rate² (1) Annual Recurring Revenue, or ARR, is calculated as the total subscription fee revenues calculated in the latest twelve-month measurement period for those revenue-generating entities in place throughout the entire twelve-month measurement period plus the subscription fee revenues calculated on an annualized basis from new entity activations in the measurement period. (2) ARR Net Retention Rate takes the ARR recorded in the latest twelve-month measurement period for the cohort of revenue-generating entities in place throughout the entire prior twelve-month measurement period divided by the cohort’s ARR recorded in the twelve-month period that is immediately prior to the beginning of the current measurement period. During the three months ended March 31, 2023, we refined our methodology for calculating ARR Net Retention Rate to include the impact from cross-sell revenue streams. Using our prior calculation methodology, the ARR Net Retention rate for the same periods is provided in the table below. Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Lending software solutions 105.7% 104.2% 104.2% 101.2% 99.0% 98.6% 103.8% 107.8% 107.5% Data verification software solutions 83.7% 80.5% 80.5% 85.4% 88.2% 92.3% 103.0% 120.6% 146.0% Total 97.4% 96.0% 96.0% 95.8% 95.3% 96.4% 103.4% 112.2% 119.9%

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 36 Organic Customer Growth Rate² Financial Supplement Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Lending software solutions 1,597 1,604 1,519 1,516 1,495 1,475 1,459 1,456 1,442 Data verification software solutions 430 430 433 429 431 426 430 423 421 Total 2,027 2,034 1,952 1,945 1,926 1,901 1,889 1,879 1,863 Total Customer¹ Count Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Lending software solutions 0.7% 2.5% 3.5% 3.5% 3.1% 2.5% 3.2% 4.1% 4.0% Data verification software solutions (0.2)% 0.9% 0.7% 1.4% 2.4% 0.9% 6.7% 0.0% 0.0% Total 0.5% 2.2% 2.9% 3.0% 2.9% 2.2% 3.5% 3.7% 3.7% (1) Customer defined as a legal entity that has a contractual relationship with us to use our software solutions. (2) Organic Customer Growth Rate is the percentage increase in the number of total customers on the last day of the measurement period compared to the number of total customers on the day twelve months prior to the measurement date, which measures the change in total customers, net of both customer terminations and customer additions between the respective measurement periods.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 37 InvestorRelations@meridianlink.com © 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.